UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-26850 (Commission File No.)	34-1803915 (IRS Employer I.D. No.)

       601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

                                 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07      Submission of Matters to a Vote of Security Holders.

(a)	On May 9, 2017, First Defiance Financial Corp. (“First Defiance”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 13, 2017, the voting record date, there were 10,138,581 First Defiance common shares outstanding and entitled to vote. At the Annual Meeting, 8,293,342 shares, or 81.79%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i) The following directors were elected at the Annual Meeting for a three-year term to expire at the 2020 Annual Meeting of Shareholders:

	Number of Votes:
	For	Withheld	Broker Non-Votes
Jean A. Hubbard	6,682,061	264,659	1,346,622
Barbara A. Mitzel	6,763,124	183,596	1,346,622
Charles D. Niehaus	6,764,441	82,279	1,346,622

Other directors whose terms of office continued after the Annual Meeting:

Robert E. Beach

Douglas A. Burgei

John L. Bookmyer

Stephen L. Boomer

Donald P. Hileman

Thomas A. Reineke

William J. Small

Samuel S. Strausbaugh

(ii)	First Defiance’s shareholders approved, in a non-binding advisory vote, First Defiance’s executive compensation as disclosed in the proxy statement for the Annual Meeting, with voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,673,314	165,074	1,346,622	108,332

(iii)	First Defiance’s shareholders did not approve the proposal to amend First Defiance’s Articles of Incorporation, as amended (the “Articles”), to declassify the First Defiance Board of Directors and provide for election of directors annually (the “Declassification Proposal”). The affirmative vote of at least 75% of the votes entitled to be cast at the Annual Meeting was required to approve the Declassification Proposal, with any abstentions and broker non-votes being counted as votes “AGAINST” the Declassification Proposal. The voting results for the Declassification Proposal were as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,759,146	103,662	1,346,622	83,912

The Corporate Governance Committee of the First Defiance Board of Directors will consider these results and other corporate governance issues such as proxy access and voting requirements at its future meetings.

(iv)	First Defiance’s shareholders ratified the appointment of Crowe Horwath LLP as First Defiance’s independent registered public accounting firm for the 2017 fiscal year, with voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
8,047,001	169,174	-	77,167

Section 8 – Other Events.

Item 8.01     Other Events

Attached hereto as Exhibit 99 is a presentation being presented by management on May 11, 2017.

Section 9 – Financial Statements and Exhibits.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99	Slide presentation for Shareholder Meeting on May 11, 2017 (furnished pursuant to Item 8.01 hereof)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Kevin T. Thompson
Kevin T. Thompson
Chief Financial Officer

Date: May 12, 2017